Exhibit 10-f



               KANSAS CITY POWER & LIGHT COMPANY

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                    EFFECTIVE APRIL 1, 2000


             AMENDED AND RESTATED NOVEMBER 1, 2000

                       TABLE OF CONTENTS

ARTICLE                                                    PAGE

I        DEFINITIONS                                         1

II       ELIGIBILITY FOR BENEFITS                            2

III      AMOUNT AND FORM OF RETIREMENT BENEFITS              3

IV       PAYMENT OF RETIREMENT BENEFITS                      7

V        DEATH BENEFITS                                      8

VI       MISCELLANEOUS                                       8

               KANSAS CITY POWER & LIGHT COMPANY

             SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                            PREAMBLE

The principal objective of this Supplemental Executive Retirement Plan is to ensure the payment of a competitive level of retirement income in order to attract, retain, and motivate selected executives, and to restore benefits which cannot be paid under the Company's Qualified Pension Plan due to restrictions on benefits, contributions, compensation, or the like imposed under that plan. The Company may, but is not required to, set aside funds from time to time to provide such benefits, and such funds may be held in a separate trust established for such purpose. This Plan is a successor to the supplemental executive retirement component of the Company's former Supplemental Executive
Retirement and Deferred Compensation Plan (the "Prior Plan"), which was effective on November 2, 1993. It shall be effective as to each Participant on the date he or she becomes a Participant hereunder; provided, however, that the benefits of those individuals whose employment with the Company or any of its affiliates terminated prior to April 1, 2000, shall continue to be governed by the terms of the Prior Plan, and not the terms of this Plan. This Plan supersedes the supplemental executive retirement component of the Prior Plan and all similar non-qualified supplemental executive retirement plans that may be in existence.

                           ARTICLE I

                          DEFINITIONS



     1.1   "ACTIVE  PARTICIPANT" means, with respect  to  a  Plan

Year, any employee of the Company (i) who is an officer appointed by  the  Board  of  Directors,  or  (ii)  whose  annualized  Base

Compensation  exceeds the limitation imposed by Internal  Revenue

Code  Section 401(a)(17) and regulations promulgated  thereunder,

as  adjusted from time to time. For purposes of determining Years of  Benefit  Service pursuant to Section 1.10 of  this  Plan,  an employee shall be deemed to have been an Active Participant  with respect to any Plan Year in which he or she was a Participant for purposes of Sections II, III, IV, and V of the Prior Plan.

     1.3   "BASIC  PLAN"  means the Kansas  City  Power  &  Light

Company Management Pension Plan.  The following terms shall  have the  same meaning as set forth in the Basic Plan, as amended from time-to-time:

          - Actuarial Equivalent

          - Base Compensation

          - Early Retirement Date

          - Normal Retirement Date

          - Plan Year

          - Single Life Pension

          - Years of Credited Service

     1.4   "BOARD  OF DIRECTORS" means the Board of Directors  of

Kansas City Power & Light Company.

     1.5  "COMMITTEE" means the Nominating & Compensation Committee

          (or successor to such Committee) of the Board of Directors.

     1.6   "COMPANY" means Kansas City Power & Light  Company  or

its  successor and any wholly-owned subsidiary that has  adopted,

and whose employees participate in, the Basic Plan.

     1.7   "PARTICIPANT" means an individual who  has  become  an

Active  Participant and who has not received his  or  her  entire benefit under this Plan; provided, however, that individuals  who were Participants for purposes of Sections II, III, IV, and V  of the Prior Plan as of April 1, 2000, and whose employment with the

Company had not terminated as of that date, shall be Participants in this Plan on that date.

     1.8   "PLAN"  means this Kansas City Power &  Light  Company

Supplemental Executive Retirement Plan.

     1.9   "SURVIVING  SPOUSE"  means a  Participant's  surviving

spouse  who  is eligible to receive a surviving spouse's  benefit under the Basic Plan.

     1.10  "YEARS  OF  BENEFIT SERVICE" means Years  of  Credited

Service (including fractions thereof) during which an employee is an Active Participant.



                           ARTICLE II

                    ELIGIBILITY FOR BENEFITS



     2.1  Except as provided in Sections 2.2 and 3.4, below, each

Participant   shall  be  eligible  to  receive   a   supplemental

retirement  benefit  under this Plan  beginning  as  soon  as  is practicable after the Participant terminates employment with  the

Company.

     2.2   Notwithstanding  any provision of  this  Plan  to  the

contrary,  the  terms of this Plan and all subsequent  amendments hereto shall not affect the rights and benefits of any person who is not an employee of the Company on or after April 1, 2000.  The rights and benefits, if any, of such former employees (or spouses or  beneficiaries of said former employees) shall continue to  be governed  by  the terms of the Prior Plan as in effect  on  their date  of  termination,  death, total disability,  or  retirement,

whichever first shall have occurred.



                          ARTICLE III

             AMOUNT AND FORM OF RETIREMENT BENEFITS



     3.1     NORMAL   RETIREMENT.    A   Participant's    monthly

supplemental  retirement benefit payable  under  the  Plan  as  a

Single  Life Pension at the Participant's Normal Retirement  Date

shall  be made up of the sum of two portions, the first of  which is  described  in  Paragraph  (a) and  the  second  of  which  is described in Paragraph (b) of this Section.

          (a)   The first of those portions shall make up for the

     difference between an accrual rate of two percent  (2%)  and an  accrual rate of one and two-thirds percent (1 2/3%)  for each of an Active Participant's Years of Benefit Service.

          (b)   The  second portion shall make up for the benefit

     otherwise lost to an Active Participant under the Basic Plan due to:

               (i)   compensation deferred under the Kansas  City

          Power   and   Light   Company   Nonqualified   Deferred

          Compensation  Plan, or under Section VI  of  the  Prior

          Plan,

               (ii)  any amounts disregarded under the Basic Plan

          pursuant  to  the provisions of Internal  Revenue  Code

          Sections 401(a)(17), 415, or similar
          provisions  restricting the amount of  compensation  or

          benefits  that may be considered under plans  qualified

          pursuant to Internal Revenue Code Section 401(a), and

               (iii)      any  forfeiture of benefits  under  the

          Basic  Plan  due to lack of vesting, but  only  to  the

          extent  the  forfeiture reduces the amount to  be  paid

          under  Subparagraph (b)(1) of Section 3 of the Restated

          Severance Agreement entered into by the Company and the

          Active Participant.

     3.2   BENEFITS PAYABLE PRIOR TO NORMAL RETIREMENT DATE.   In

the  event  a Participant terminates employment with the  Company before  he  or  she reaches Normal Retirement Date,  the  monthly supplemental retirement benefit payable under the Plan  shall  be determined by computing the monthly retirement benefit  necessary to  make  up  for  the difference in accrual rates  described  in

Section 3.1(a), for the benefit otherwise lost to the Participant due to the factors described in Paragraph 3.1(b) and (c), and for the  difference  between  computations of  monthly  salary  using computation  periods  of  more than thirty-six  (36)  consecutive months rather than of thirty-six (36) consecutive months, reduced to reflect the early payment of the benefit and the Participant's younger  age in the same circumstances and to the same extent  as the  Single  Life  Pension under the Basic  Plan  is  reduced  to reflect these factors.  The result is that:

          (a)   There  shall  be  no early  retirement  reduction

     factor  applied to the retirement benefit of  a  Participant who  has satisfied all of the requirements set forth in  the

     Basic Plan for the Rule of 85 early retirement benefit,

          (b)  The Basic Plan's early retirement reduction factor

     of  one quarter of one-percent (.25%) per month shall  apply to  the  retirement benefit of a Participant  who  does  not satisfy all of the requirements set forth in the Basic  Plan for the Rule of 85
     early  retirement  benefit, and whose  employment  with  the

     Company  terminates on or after his or her Early  Retirement

     Date, and

          (c)   For  the retirement benefit of a Participant  who

     terminates  employment with the Company before  his  or  her

     Early  Retirement Date, and without satisfying  all  of  the requirements set forth in the Basic Plan for the Rule of  85 early retirement benefit, no early retirement subsidy of any kind shall apply.

     3.3   DISABILITY RETIREMENT.  A Participant whose employment

with  the Company terminates due to a total disability for  which the  Participant  is  eligible  to  receive  benefits  under  the

Company's Long-Term Disability Plan shall then be eligible for  a supplemental  retirement  benefit.  The  supplemental  retirement benefit  shall be determined in accordance with Sections 3.1  and

3.2,  except  that  his  or her Years of  Benefit  Service  shall

include   the  period  from  the  date  of  disability   to   the

Participant's Normal Retirement Date.  In no event shall Years of

Credited  Service  or  Benefit  Service  in  excess  of   30   be

considered.

     3.4  FORM OF PAYMENT.  The Participant may elect the form in which  benefits under the Plan are to be paid from the forms  set forth  in this Section, the value of each of which shall  be  the

Actuarial Equivalent of the value of each of the others.  Payment shall be made, in the case of a lump sum payment, or shall begin,

in  the  case  of a pension, in accordance with the Participant's election made as provided in Section 3.5.

          (a)   LUMP  SUM  PAYMENT.   This   form   provides  the

     Participant  with  a  one-time, single sum  payment  of  the

     Participant's entire benefit under the Plan.

          (b)   SINGLE LIFE PENSION.  A Single Life Pension  pays

     the  Participant a monthly pension only for as long  as  the

     Participant lives.

          (c)    SINGLE    LIFE   PENSION    WITH    60    MONTHS

     GUARANTEED.  A Single Life Pension with 60 Months Guaranteed pays a monthly benefit for as long as the

     Participant lives.  If the Participant dies before receiving

     60  monthly payments, the Participant's beneficiary receives

     them   for  the  remainder  of  the  60  months  that   were

     guaranteed.

          (d)    SINGLE    LIFE    PENSION   WITH   120    MONTHS

     GUARANTEED.    A  Single  Life  Pension  with   120   Months

     Guaranteed  pays the Participant a monthly  benefit  for  as long  as  the  Participant lives.  If the  Participant  dies before  receiving  120 monthly payments,  the  Participant's beneficiary  receives  them for the  remainder  of  the  120 months that were guaranteed.

          (e)   100%,  75%, 66 2/3%, 50%, 33 1/3% AND  25%  JOINT

     PENSIONS.   A 100%, 75%, 66 2/3%, 50%, 33 1/3% or 25%  Joint

     Pension  pays the Participant a monthly benefit for as  long as  the  Participant lives.  If the Participant's spouse  is living  when  the  Participant dies, he or  she  receives  a monthly pension equal to 100%, 75%, 66 2/3%, 50%, 33 1/3% or

     25%,  respectively, of the monthly pension  the  Participant

     received,  for  as  long  as  he  or  she  lives.   If   the

     Participant  is not married as of the date the Participant's pension commences, it will be paid to the Participant  as  a

     Single  Life  Pension.  The term "spouse," as used  in  this form, means the person to whom the Participant is married on the date the Participant's pension commences.

     3.5   ELECTION OF FORM AND TIMING.  A new Active Participant

in  the Plan shall, within sixty (60) days of the date he or  she becomes  a Participant, elect the form in which he or she  wishes the benefit under the Plan to be paid, and whether payment is  to be made as soon as is practicable after termination of employment with the Company and, if not, the anniversary of termination when payment is to be made.  A Participant in the Plan as of April  1,

2000,  shall make these elections no later than April  15,  2000.

If  such  a  Participant terminates employment with  the  Company within one (1) year of the date the election form is filed with
the   Company,  the  election  shall  have  no  effect,  and  the

Participant's benefit under the Plan will be paid in the form  of a  Single Life Pension, if the Participant is then single, or  in the form of a 50% Joint Pension, with the Participant's spouse as the survivor, if the Participant is then married.

     3.6   CHIEF EXECUTIVE OFFICER.  In the case of a person  who

has  served  at  least ten (10) years in the  position  of  Chief

Executive  Officer of the Company, the two percent  (2%)  accrual rate referred to in Paragraph 3.1(a) shall be three percent (3%),

and no early retirement reduction factor shall be applied.  In no event  shall  the sum of the accrual rates used  to  determine  a

Participant's retirement benefits under the Basic Plan  and  this

Plan  exceed  sixty  percent (60%), so for a participant  who  is eligible  for  the  special benefit for Chief Executive  Officers described  in the first sentence of this paragraph,  the  maximum number  of Years of Benefit Service taken into account  shall  be twenty (20).



                           ARTICLE IV

                 PAYMENT OF RETIREMENT BENEFITS



     4.1   Supplemental retirement benefits payable in accordance

with  Article III shall commence as provided in Section 2.1,  and shall  continue to be paid as required by the form in  which  the

Participant's benefit is paid.

                           ARTICLE V

                         DEATH BENEFITS



     5.1   If  a  Participant dies before supplemental retirement

benefit  payments  commence under this  Plan,  the  Participant's

Surviving Spouse shall receive a pre-retirement survivor  annuity

under  the  Plan.   The  amount  of the  pre-retirement  survivor

annuity  payable under this Plan shall be equal to the amount  of the  qualified  pre-retirement survivor annuity determined  under the  Basic Plan, but calculated by substituting the amount of the

Participant's  supplemental retirement benefit  determined  under

Article III for the amount of the Participant's benefit under the

Basic Plan.

     5.2  A Surviving Spouse's benefit under Section 5.1 shall be payable  monthly; its duration shall be the same as that  of  the qualified pre-retirement survivor annuity payable under the Basic

Plan.



                           ARTICLE VI

                         MISCELLANEOUS



     6.1   The  Board  of Directors may, in its sole  discretion,

terminate, suspend, or amend this Plan at any time or from  time-

to-time,  in  whole  or  in  part.   However,  no  amendment   or

suspension of the Plan shall affect a Participant's right or  the right of a Surviving Spouse to benefits accrued up to the date of any  amendment or termination, payable at least as quickly as  is consistent  with the Participant's election made as  provided  in

Section  3.5.  In the event the Plan is terminated, the Committee will  continue  to administer the Plan until all amounts  accrued have been paid.

     6.2    Nothing  contained  herein  shall  confer  upon   any

Participant  the  right  to be retained in  the  service  of  the

Company, nor shall it interfere with the right of the Company  to discharge  or otherwise deal with Participants without regard  to the existence of this Plan.

     6.3   Neither the Committee nor any member of the  Board  of

Directors  nor  any officer or employee of the Company  shall  be liable  to  any  person  for  any  action  taken  or  omitted  in

connection   with   the  administration  of   the   Plan   unless

attributable  to his or her own fraud or willful misconduct;  nor shall  the  Company be liable to any person for any  such  action unless attributable to fraud or willful misconduct on the part of a director, officer or employee of the Company.

     6.4   This Plan is unfunded, and constitutes a mere  promise

by the Company to make benefit payments in the future.  The right of  any Participant or Surviving Spouse to receive a distribution under  this Plan shall be an unsecured claim against the  general assets  of  the Company.  The Company may choose to  establish  a separate trust (the "Trust"), and to contribute to the Trust from time  to time assets that shall be held therein, subject  to  the claims  of  the Company's creditors in the event of the Company's insolvency, until paid to Plan Participants and Surviving Spouses in such manner and at such times as specified in the Plan.  It is the  intention  of the Company that such Trust,  if  established,

shall  constitute an unfunded arrangement, and shall  not  affect the  status of the Plan as an unfunded Plan for purposes of Title

I  of  the  Employee Retirement Income Security Act of  1974,  as

amended.  The Trustee of the Trust shall invest the Trust assets,

unless  the Committee, in its sole discretion, chooses either  to instruct the Trustee as to the investment of Trust assets  or  to appoint one or more investment managers to do so.

     6.5   To  the  maximum extent permitted by law,  no  benefit

under  the  Plan shall be assignable or subject in any manner  to

alienation,   sale,   transfer,  claims  of  creditors,   pledge,

attachment, or encumbrances of any kind.

     6.6  Any amounts payable hereunder to any person under legal disability  or who, in the judgment of the Committee,  is  unable properly to manage his or her financial affairs, may be  paid  to the legal representative of such person or may be applied for the benefit  of  such  person in any manner which the  Committee  may select.

     6.7   The Plan shall be administered by the Committee or its

designee, which may adopt rules and regulations to assist  it  in the administration of the Plan.

     6.8   A  request for a Plan benefit shall be filed with  the

Chairperson of the Committee or his or her designee,  on  a  form

prescribed   by  the  Committee.   Such  a  request,  hereinafter

referred to as a "claim," shall be deemed filed when the executed claim form is received by the Chairperson of the Committee or his or her designee.

     The  Chairperson  of the Committee or his  or  her  designee shall  decide such a claim within a reasonable time after  it  is received.  If a claim is wholly or partially denied, the claimant shall  be  furnished a written notice setting forth, in a  manner calculated to be understood by the claimant:

          (a)  The specific reason or reasons for the denial;

          (b)   A specific reference to pertinent Plan provisions

     on which the denial is based;

          (c)   A  description  of  any  additional  material  or

     information necessary for the claimant to perfect the claim,

     along   with   an  explanation  of  why  such  material   or

     information is necessary; and

          (d)   Appropriate  information as to the  steps  to  be

     taken  if  the claimant wishes to appeal his or  her  claim,

     including  the period in which the appeal must be filed  and the period in which it will be decided.

The  notice  shall be furnished to the claimant  within  90  days after receipt of the claim by the Chairperson of the Committee or his  or  her  designee, unless special circumstances  require  an extension  of time for processing the claim.  No extension  shall be  for  more  than 90 days after the end of the  initial  90-day

period.   If  an  extension of time for processing  is  required,

written  notice  of  the  extension shall  be  furnished  to  the

claimant  before  the  end  of the initial  90-day  period.   The

extension   notice  shall  indicate  the  special   circumstances

requiring  an  extension of time and the date by  which  a  final decision will be rendered.

     If  a claim is denied, in whole or in part, the claimant may appeal  the denial to the full Committee, upon written notice  to

the  Chairperson  thereof.   The claimant  may  review  documents

pertinent  to  the appeal and may submit issues and  comments  in writing  to the Committee.  No appeal shall be considered  unless it  is received by the Committee within 90 days after receipt  by the claimant of written notification of denial of the claim.  The

Committee  shall  decide the appeal within 60 days  after  it  is

received.    However,  if  special   circumstances   require   an

extension of time for processing, a decision shall be rendered as soon as possible, but not later than 120 days after the appeal is

received.   If such an extension of time for deciding the  appeal

is  required, written notice of the extension shall be  furnished to  the claimant prior to the commencement of the extension.  The

Committee's  decision  shall  be in  writing  and  shall  include specific reasons for the decision, written in a manner calculated to  be understood by the claimant, and specific references to the pertinent Plan provisions upon which the decision is based.

     6.9   Each Participant shall receive a copy of the Plan and,

if a Trust is established pursuant to Section 6.4, the Trust, and the Company shall make available for inspection by any Participant a copy of any rules and regulations used in administering the Plan.

     6.10   If any contest or dispute shall arise as to amounts due

to a Participant under this Plan, the Company shall reimburse the

Participant, on a current basis, all legal fees and expenses incurred by the Participant in connection with such contest or dispute; provided, however, that in the event the resolution of any such contest or dispute includes a finding denying the

Participant's claims, the Participant shall be required

immediately to reimburse the Company for all sums advanced to the

Participant hereunder.

     6.11   This Plan is binding on the Company and will bind with

equal force any successor of the Company, whether by way of purchase,

merger, consolidation or otherwise.

     6.12   If a court of competent jurisdiction holds any provision

of this Plan to be invalid or unenforceable, the remaining

provisions of the Plan shall continue to be fully effective.

     6.13   To  the extent not superseded by the laws of the United

States, this Plan shall be construed according to the laws of the

State of Missouri.